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               PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
      IN RESPECT OF THE QUARTERLY PERIOD FROM 20 MARCH 2003 TO 19 JUNE 2003


NOTE INFORMATION

                                                                       CLASS A NOTES          CLASS B NOTES        TOTAL US$ NOTES
                                                                       -------------          -------------        ---------------
Original Principal Balance of each class of Note at the time of
  their issue                                                        US$1,158,000,000.00    US$42,000,000.00    US$1,200,000,000.00

Principal Balance of each class of Note at the end of the
  immediately preceding Quarterly Payment Date                        US$734,027,018.40     US$42,000,000.00     US$776,027,018.40

Amount to be applied towards payment of principal on each class
  of Note on this Quarterly Payment Date                              US$89,591,449.20          US$0.00          US$89,591,449.20

Principal Balance of each class of Note after payments referred
  to above have been applied                                          US$644,435,569.20     US$42,000,000.00     US$686,435,569.20

Note Factor at the end of the Quarterly Payment Date                     0.556507400          1.000000000

Amount to be applied towards payment of interest on each class of
  Note on this Quarterly Payment Date                                  US$2,795,011.77       US$188,906.67        US$2,983,918.44

LIBOR in respect of this quarterly period                                  1.27000%            1.27000%

Rate of interest payable on each class of Note in respect of this
  quarterly period                                                         1.49000%            1.76000%


A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 12 June 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Principal at the commencement of this Quarterly
  Payment Date                                                          A$250,000.00
Redraw Facility Principal at the end of this Quarterly Payment
  Date                                                                  A$250,000.00
Redraw Facility Principal repaid during the quarterly period               A$0.00
Aggregate Subordinate Funded Further Advance  Amounts in relation
  to the Quarterly Payment Date                                         A$15,779.93
Interest paid on Redraw Facility Principal during the quarterly
  period                                                                 A$3,024.66

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly
  Payment Date                                                         A$7,578,390.00
Principal Cash Balance  at the end of this Quarterly Payment Date      A$6,703,470.00

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date           A$0
Income Reserve at the end of this Quarterly Payment Date                    A$0


COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly
  Payment Date                                                         A$206,158,891
Less : Principal Cash Balance at the end of the Quarterly Payment
  Date                                                                   A$6,703,470
Less : Income Reserve at the end of the Quarterly Payment Date              A$0
                                                                     -------------------

Collections (other than Principal Cash Balance and Income
  Reserve) at the end of the Quarterly Payment Date                     A$199,455,421
Less : Collections to be applied towards repayment of Redraw
  Facility Principal on the Quarterly Payment Date                           A$0
Less : Collections to be applied towards payment of Expenses of
  the Trust in respect of this quarterly period                         A$24,472,122
                                                                     -------------------

A$ Collections to be paid to Currency Swap Provider in relation
  to repayment of US$ Notes on the Quarterly Payment Date               A$174,983,299
                                                                     -------------------

Principal Collections (net of redraws) in relation to this
  Quarterly Payment Date                                                 A$174,983,299
Less : Principal Collections applied or retained by the Trust to
  be applied towards the acquisition of substitute housing loans             A$0
Less : Principal Collections to be applied towards repayment of
  Redraw Facility Principal on the Quarterly Payment Date                    A$0
                                                                     -------------------

A$ Principal Collections to be paid to Currency Swap Provider in
  relation to repayment of US$ Notes on the Quarterly Payment Date      A$174,983,299
                                                                     -------------------

US$ Equivalent of Principal Collections to be applied towards
  repayment of US$ Notes on the Quarterly Payment Date                  US$89,591,449
                                                                     -------------------


(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

        PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF THE QUARTERLY PERIOD FROM 20 MARCH 2003 TO 19 JUNE 2003 (continued)


HOUSING LOAN POOL INFORMATION IN AUD

                                                       NUMBER OF     NUMBER OF HOUSING     MAXIMUM CURRENT        MINIMUM CURRENT
                                                     HOUSING LOANS     LOAN ACCOUNTS     HOUSING LOAN BALANCE   HOUSING LOAN BALANCE
                                                     -------------   -----------------   --------------------   --------------------
Amount as at the close of business on the seventh
  business day prior to this Quarterly Payment
  Date                                                   9,207             11,050             A$932,005                  A$0


                                                     WEIGHTED AVERAGE ORIGINAL    MAXIMUM ORIGINAL     TOTAL VALUATION OF THE
                                                        LOAN-TO-VALUE RATIO      LOAN-TO-VALUE RATIO     SECURITY PROPERTIES
                                                        -------------------      -------------------     -------------------
Amount as at the close of business on the seventh
  business day prior to this Quarterly Payment
  Date                                                         76.26%                    95.00%            A$2,221,331,019


                                                                         OUTSTANDING
                                                     OUTSTANDING         BALANCE OF      OUTSTANDING BALANCE      AVERAGE CURRENT
                                                     BALANCE OF          FIXED RATE        OF VARIABLE RATE            HOUSING
                                                     HOUSING LOANS      HOUSING LOANS        HOUSING LOANS          LOAN BALANCE
                                                     -------------      -------------        -------------          ------------
Amount as at the close of business on the seventh
  business day prior to this Quarterly Payment
  Date                                               A$1,333,990,992    A$120,937,896      A$1,213,053,096           A$144,426


                                                     MAXIMUM REMAINING TERM   WEIGHTED AVERAGE REMAINING   WEIGHTED AVERAGE
                                                          TO MATURITY              TERM TO MATURITY            SEASONING
                                                          -----------              ----------------            ---------
Amount as at the close of business on the seventh
  business day prior to this Quarterly Payment
  Date                                                    345 months                  319 months                38 months

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being
  subordinated further advances) made during the
  period                                                    A$0.00


DELINQUENCY INFORMATION

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

                                                                                         OUTSTANDING BALANCE    PERCENTAGE OF POOL
                                                                                           OF THE APPLICABLE      BY OUTSTANDING
                                                       NUMBER OF       PERCENTAGE OF      DELINQUENT HOUSING     BALANCE OF HOUSING
                                                     HOUSING LOANS     POOL BY NUMBER           LOANS                   LOANS
                                                     -------------   -----------------   --------------------   --------------------
30 - 59 days                                               37               0.33%           A$7,371,371.69            0.55%
60 - 89 days                                               15               0.14%           A$2,693,661.56            0.20%
90 - 119 days                                               1               0.01%            A$307,151.71             0.02%
Greater than 120 days                                      13               0.12%           A$2,665,615.16            0.20%
                                                     -------------   -----------------   --------------------   --------------------
Total Arrears                                              66               0.60%          A$13,037,800.12            0.97%
                                                     =============   =================   ====================   ====================


MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

Amount of mortgage insurance claims made:            A$14,515.10
Amount of mortgage insurance claims paid:            A$14,515.10
Amount of mortgage insurance claims pending:            A$0.00
Amount of mortgage insurance claims denied:             A$0.00


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